Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. 1350

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Venza Gold Corp. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)   The Quarterly Report on Form 10-Q for the period ended July 31, 2012 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;  and

(b)   Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	September 21, 2012	/s/ Ralph Biggar
RALPH BIGGAR
President
(Principal Executive Officer)

Date:	September 21, 2012	/s/ Denis Zyrianov
DENIS ZYRIANOV
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)